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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): August 4, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (708) 349-3300

None (Former name or former address, if changed since last report.)

Item 5.    Other Events

        On August 4, 2003, Andrew Corporation issued two press releases. The first press release announced Andrew's proposed sale of convertible subordinated notes, a copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The second press release announced Andrew's additional share repurchase program, a copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press release dated August 4, 2003: ANDREW CORPORATION ANNOUNCES PROPOSED SALE OF CONVERTIBLE SUBORDINATED NOTES

  99.2
  Press release dated August 4, 2003: ANDREW CORPORATION ANNOUNCES ADDITIONAL SHARES REPURCHASE PROGRAM

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: August 4, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Vice Chairman and Chief Financial Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE